EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 4 to the Annual Report of Center Bancorp, Inc. (the “Corporation”) on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission (the “Report”), I, Anthony C. Weagley, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Corporation as of the dates presented and the consolidated results of operations of the Corporation for the periods presented.

Dated: May 21, 2010

/s/ Anthony C. Weagley
Anthony C. Weagley President and Chief Executive Officer